Exhibit 99.1
HERBALIFE ANNOUNCES TERMINATION OF SPECIAL COMMITTEE
LOS ANGELES — April 9, 2007 — Herbalife Ltd. (NYSE:HLF) announced today that discussions between the Special Committee of the Board of Directors and Whitney V, L.P. described in Amendment No. 7 to the Schedule 13D of Whitney filed on April 5, 2007, have terminated. In light of these developments, the Board of Directors has terminated the term of the Special Committee and the Special Committee has been disbanded.
“The Board of Directors remains committed to growing this company,” said Peter M. Castleman, chairman of the Herbalife Board of Directors. “We are confident in the company’s future because of the work of over a million and a half Herbalife independent distributors in 64 countries, which are what make the company successful.”
“During the discussions between the Special Committee and Whitney, we have consistently stressed to our Distributors and employees that it’s business as usual for all of us,” said Michael O. Johnson, Herbalife Ltd. CEO.
About Herbalife Ltd.
Herbalife Ltd. (NYSE: HLF) is a global network marketing company that sells weight-management, nutritional supplements and personal care products intended to support a healthy lifestyle. Herbalife products are sold in 64 countries through a network of more than 1.5 million independent distributors. The company supports the Herbalife Family Foundation (http://www.herbalifefamilyfoundation.org) and its Casa Herbalife program to bring good nutrition to children. Please visit Herbalife Investor Relations (http://ir.herbalife.com) for additional financial information.
Disclosure Regarding Forward-Looking Statements
Except for historical information contained herein, the matters set forth in this press release are “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words, “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” or “anticipate” and any other similar words.
Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in our filings with the Securities and Exchange Commission. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, among others, the following:
•	our relationship with, and our ability to influence the actions of, our distributors;

•	adverse publicity associated with our products or network marketing organization;

•	uncertainties relating to interpretation and enforcement of recently enacted legislation in China governing direct selling;

•	risk of our inability to obtain the necessary licenses to conduct a direct selling business in China;

•	adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;

•	risk of improper action by our employees or international distributors in violation of applicable law;

•	changing consumer preferences and demands;

•	the competitive nature of our business;

•	regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products, and network marketing program, including the direct selling market in which we operate;

•	risks associated with operating internationally, including foreign exchange risks;

•	our dependence on increased penetration of existing markets;

•	contractual limitations on our ability to expand our business;

•	our reliance on our information technology infrastructure and outside manufacturers;

•	the sufficiency of trademarks and other intellectual property rights;

•	product concentration;

•	our reliance on our management team;

•	uncertainties relating to the application of transfer pricing, duties and similar tax regulations;

•	taxation relating to our distributors; and

•	product liability claims.
Contact: Herbalife Ltd.
Barbara Henderson, SVP, Worldwide Corp. Comm.
310-410-9600 ext. 32736
Investor Contact:
Rich Goudis, CFO
310-410-9600 ext. 32222
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